UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                             ________________

                                FORM 8-K/A
                            (Amendment No. One)
                             ________________

                               CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earlier event reported):  August 9, 2004

                             ________________

                              RENTECH, INC.
            (Exact name of registrant as specified in its charter)
                             ________________


Colorado                          0-19260           84-0957421
(State or other jurisdiction)  (Commission          (IRS Employer
                                File No.)           Identification
                                                    No.)

     1331 17th Street, Suite 720
              Denver, Colorado                      80202-1557
     (Address of principal executive offices)      (Zip Code)

(Registrant's telephone number, including area code):  (303) 298-8008
                             ________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

/  /  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

/  /  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/  /  Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
________________________________________________________________________



Section 1  Registrant's Business and Operations
1.01  Entry into a Material Definitive Contract

     This Amendment No. One on Form 8-K/A amends the current report on Form 8-K of this Company filed on August 10, 2004 by including the exhibit described in Item 9.01 of this report with the corrected date of November 5, 2004 in both Sections 2.8 and 2.9 of the Letter of Intent.

Section 9 - Financial Statements and Exhibits
9.01  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.   Description of Exhibit
________      ________________

10.1          Letter of Intent with Royster-Clark, Inc. dated August 5,
              2004.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 RENTECH, INC.


Date:  September 9, 2004      By:  /s/ Ronald C. Butz
                                 __________________________________
                                 Ronald C. Butz
                                 Vice President and Chief Operating
                                 Officer